SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                               (AMENDMENT NO. 1)

                 Current Report Under to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  October 27, 1995
                        Commission File Number:  1-10013


                    Larson Davis Incorporated
     -------------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



              Nevada                      87-0429944
     -------------------------     -------------------------

     (State or other jurisdiction of     (IRS Employer
     incorporation or organization)   Identification No.)



        1681 West 820 North
            Provo, Utah                      84601
     -------------------------     -------------------------

       (Address of Principal
        Executive Offices)                (Zip Code)



              Registrant's Telephone Number, including Area Code:
                        (801) 375-0177
                      ------------------



                             N/A
     -------------------------------------------------------

     (Former name, former address, and formal fiscal year, if changed since last report)



         Page 1 of 27 consecutively numbered pages, including exhibits.

                   ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Larson Davis Incorporated (the "Registrant"), hereby amends and supplements its report on form 8-K dated October 27, 1995, by filing financial statements in connection with its acquisition of Sensar Corporation.

The following financial statements and exhibits are included as part of this report:

Financial Statements

Sensar Corporation Financial Statements

     Independent Auditors' Report of Peterson, Siler & Stevenson, P.C.     5

     Balance Sheet as of June 30, 1995                                     6

     Statements of Operations for the year ended June 30, 1995             8

     Statement of Stockholders' Equity for the year ended June 30, 1995    9

     Statement of Cash Flows, for the year ended June 30, 1995             10

     Notes to Financial Statements                                         12

Pro Forma Financial Statements

     Pro Forma Condensed Combined Financial Statement Cover                18

     Pro Forma Condensed Combined Balance Sheet as of September 30, 1995   19

     Pro Forma Condensed Combined Statement of Operations for the three months
     ended September 30, 1995                                              21

     Pro Forma Condensed Combined Balance Sheet as of June 30, 1995        22

     Pro Forma Condensed Combined Statement of Operations for the year ended
     June 30, 1995                                                         24

     Notes to Pro Forma Condensed Combined Financial Statements            25

Exhibits

             SEC
Exhibit   Reference
  No.        No.      Title of Document                Location
             ---      -----------------                --------


   1        (23)      Consent of Peterson, Siler &     This Filing
                      Stevenson, P.C.                  Page 27

                                   SIGNATURES

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 9, 1996            LARSON DAVIS INCORPORATED


                                   By     /s/ Dan J. Johnson
                                        Dan J. Johnson, Vice-President
                                        Secretary/Treasurer
                                        (Principal Financial and
                                         Accounting Officer)

                               SENSAR CORPORATION

                              FINANCIAL STATEMENTS

                                 JUNE 30, 1995
































                       PETERSON, SILER & STEVENSON, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

                       PETERSON, SILER & STEVENSON, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                           A PROFESSIONAL CORPORATION
                               430 EAST 400 SOUTH
                          SALT LAKE CITY, UTAH  84111
                                 (801) 328-2727



                          INDEPENDENT AUDITORS' REPORT


Board of Directors
SENSAR CORPORATION
Provo, Utah


We have audited the accompanying balance sheet of Sensar Corporation at June 30, 1995, and the related statements of operations, stockholders' equity and cash flows for the year ended June 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sensar Corporation as of June 30, 1995 and the results of its operations and its cash flows for the year ended June 30, 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has suffered a significant loss from operations and has liabilities in excess of assets which raises substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regard to these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




November 28, 1995

                               SENSAR CORPORATION

                                 BALANCE SHEET

                                     ASSETS


                                                        June 30,
                                                          1995
CURRENT ASSETS:
  Cash and cash equivalents                             $   1,234
  Trade accounts receivable, net of
    allowance for doubtful accounts of
    $1,650                                                 22,351
  Inventories                                             372,525
  Other current assets                                     19,048
        Total Current Assets                              415,158

PROPERTY AND EQUIPMENT,
  net of accumulated depreciation of $61,617              111,815

PATENT COSTS AND LICENSE RIGHTS, net of
  amortization of $88,168                                 104,300
                                                        $ 631,273














    The accompanying notes are an integral part of this financial statement.

                               SENSAR CORPORATION

                                 BALANCE SHEET

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                        June 30,
                                                          1995
CURRENT LIABILITIES:
  Short-term notes payable - related party             $  111,184
  Accounts payable                                        446,630
  Related party payable                                    50,750
  Accrued liabilities:
     Salaries                                              52,615
     Payroll taxes                                         49,734
     Interest                                              15,333
        Total Current Liabilities                         726,246

LONG-TERM DEBT                                            535,823
        Total Liabilities                               1,262,069
STOCKHOLDERS' EQUITY (DEFICIT):
  Preferred stock, $.02 par value,
   5,000,000 shares authorized,
   no shares issued and outstanding                             -
  Common stock, $.02 par value,
   10,000,000 shares authorized,
   6,259,656 shares issued and outstanding                125,193
  Additional paid in capital                            4,296,362
  Accumulated deficit                                   (5,052,351)
        Total Stockholders' Equity (Deficit)             (630,796)
                                                        $ 631,273











    The accompanying notes are an integral part of this financial statement.


                               SENSAR CORPORATION

                            STATEMENT OF OPERATIONS


                                                 June 30,
                                                   1995
NET SALES                                        $849,013
COST AND OPERATING EXPENSES:
  Costs of sales and operating expenses           822,052
  Research and development                        547,620
  Selling, general and administrative             371,903
        Total costs and operating expenses      1,741,575
INCOME (LOSS) FROM OPERATIONS                    (892,562)
OTHER INCOME (EXPENSE):
  Interest expense                                (78,957)
  Other                                            (1,955)
        Total Other Income (Expenses)             (80,912)
INCOME (LOSS) BEFORE INCOME TAXES                (973,474)

CURRENT TAX EXPENSE                                     -
DEFERRED TAX EXPENSE                                    -
NET INCOME (LOSS)                               $(973,474)
EARNINGS (LOSS) PER COMMON SHARE                $    (0.16)

    The accompanying notes are an integral part of this financial statement.

                               SENSAR CORPORATION

                       STATEMENT OF STOCKHOLDERS' EQUITY

                        FOR THE YEAR ENDED JUNE 30, 1995


                            Preferred Stock           Common Stock          Additional
                                                                             Paid-in      Accumulated
                            Shares      Amount      Shares       Amount      Capital       (Deficit)       Total
BALANCE, June 30, 1994             -   $       -    5,992,989  $  119,860   $3,688,181   $(4,078,877)    $  (270,836)

Shares issued in various
  private placements at
  $2.25 per share                  -           -      266,667       5,333      594,670             -         600,003

Shareholder Capital Contribution   -           -            -           -       13,511             -          13,511

Net loss for the year ended
  June 30, 1995                    -           -            -           -            -      (973,474)       (973,474)

BALANCE, June 30, 1995             -    $      -    6,259,656  $  125,193   $4,296,362   $(5,052,351)    $  (630,796)









    The accompanying notes are an integral part of this financial statement.

                               SENSAR CORPORATION

                            STATEMENT OF CASH FLOWS


                                                  June 30,
                                                    1995
Cash Flows to Operating Activities:
  Net income (loss)                             $ (973,474)
  Adjustments to reconcile net income
   (loss) to netcash used by operating
   activities:
     Depreciation                                   36,093
     Amortization                                   22,379
     Loss on sale of assets                          1,956
     Changes in assets and Liabilities:
      Accounts receivable                          140,621
      Inventories                                  (85,318)
      Other current assets                         (10,548)
      Accounts payable                             322,845
      Related party payable                         50,750
      Accrued liabilities                           88,216
      Customer Deposits                           (236,217)
      Deferred taxes                                     -
      Income taxes payable                               -
        Total Adjustments                          330,777
        Net Cash Provided (Used) by
        Operating Activities                      (642,697)
Cash Flows to Investing Activities:
  Purchase of equipment                            (47,922)
  Payments for Capitalized Software                (19,962)
        Net Cash Provided (Used) by
        Investing Activities                       (67,884)
Cash Flows from Financing Activities:
  Principal payments on long-term debt             (43,524)
  Principal payments on short-term debt-
    related party                                  (10,000)
  Proceeds from stock offering                     600,003
        Net Cash Provided (Used) by
        Financing Activities                       546,479
Net Increase in Cash and Cash Equivalents         (164,102)

Cash and Cash Equivalents at Beginning of
Year                                               165,336
Cash and Cash Equivalents at End of Year        $    1,234

Supplemental Disclosures of Cash Flow
Information:
   Cash paid during the year for:
     Interest                                   $   70,261
     Income taxes                               $        -
Supplemental Disclosures of Non-Cash
Investing and Financing Activities:

  For the year ended June 30, 1995:
     None







     The accompanying notes are an integral part of this financial statement.

                               SENSAR CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The Company - SENSAR Corporation ["The Company"] is engaged in the design development, manufacture and sale of analytical instrumentation related to the chemical industry. The company was a privately held Utah corporation until October 27, 1995 when all of its outstanding stock was acquired by Larson-Davis Incorporated [See Note 12].

  Inventories - Inventories are valued at the lower of cost (using average cost method) or market.

  Plant and Equipment - Equipment is carried at cost less related accumulated depreciation. Depreciation, including amortization of capitalized leases, is computed using the straight-line method over useful lives ranging from 3 to 7 years.
  Earnings (Loss) Per Share - The computation of earnings loss per share of common stock is based on the weighted average number of shares of common stock and common stock equivalents outstanding during the period. The weighted average number of shares outstanding for earnings (loss) per share is 6,204,100 for the year ending 1995.

  Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

  Research and Development Cost - The Company expenses research and development costs in the period when incurred.

  Patents and License Cost - The Company capitalizes costs incurred to acquire product technology and license rights. These costs are being amortized over estimated useful lives of 17 years by the straight line method. Amortization expense related to patents and licenses amounted to $22,379 for the year ended June 30, 1995.

  Income Taxes - The Company accounts for income taxes in accordance with FASB Statement No. 109, "Accounting for Income Taxes" [See Note 4].

NOTE 2 - INVENTORIES

  The Company custom manufactures instruments for specific sales orders. At the end of the year there was no significant work in progress inventory or finished goods inventory. The $372,525 inventory balance represents raw materials.

                               SENSAR CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 3 - PROPERTY AND EQUIPMENT

  Property and equipment at June 30, 1995 consists of the following:

         Machinery and instrumentation           78,469
         Furniture and fixtures                  62,001
         Demonstration equipment                 32,962
                                                173,432
         Less: accumulated depreciation         (61,617)
                                               $111,815

  Total depreciation expense related to property and equipment is $36,093 for the year ended June 30, 1995.

NOTE 4 - INCOME TAXES

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes [FASB 109]. FASB 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At June 30, 1995, the total of all deferred tax assets was $1,188,816 and the total of the deferred tax liabilities are $12,655. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the Company's future earnings, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the deferred tax assets, the Company has established a valuation allowance of $1,176,161 as of June 30, 1995, which has been offset against the deferred tax assets. The net change in the valuation allowance during the year ended June 30, 1995, was $359,221.

  The Company has available at June 30, 1995, unused operating loss carryforwards of approximately $3,100,000, which may be applied against future taxable income and which expire in various years through 2010.

                               SENSAR CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 4 - INCOME TAXES [Continued]

  The components of income tax expense from operations for the years ended June 30, 1995 consist of the following:

                                               June 30,
                                                 1995
  Current income tax expense:
   Federal                                    $       -
   State                                              -
     Net current tax expense                          -
  Deferred tax expense (benefit) arising from:

  Excess of tax over financial accounting
    depreciation                                    966
  Amortization - technology                       1,970
  Bad debt allowance                               (611)
  Accrued payroll                                (9,273)
  Sec. 263A inventory adjustment                 15,744
  Application of NOL                           (368,017)
  Valuation allowance                           359,221
     Net deferred tax expense                $        -

  Deferred income tax expense results primarily from the reversal of temporary timing differences between tax and financial statement income.

  A reconciliation of income tax expense at the federal statutory rate to income tax expense at the Company's effective rate is as follows:

                                              Year Ended
                                               June 30,
                                                 1995
  Computed tax at the expected federal
    statutory rate                                34.00%
  Excess of tax over financial accounting
    depreciation                                   0.10
  Amortization technology                          0.20
  State income taxes, net of federal income
    tax benefits                                   3.30
  Net operation loss carry forward               (38.21)
  Bad debt allowance                              (0.06)
  Accrued payroll                                 (0.96)
  Sec. 263A inventory adjustment                   1.63
  Effective income tax rates                       0.00%

                               SENSAR CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 4 - INCOME TAXES [Continued]

  The temporary differences gave rise to the following deferred tax asset
  (liability) at June 30, 1995:
  Excess of book over tax accounting
    depreciation                                (9,865)
  Amortization - technology                     (2,790)
  Allowance for doubtful accounts                  611
  Accrued vacations                              9,273
  NOL carryforwards                          1,146,439
  Inventory adjustment                          32,493

  The deferred taxes are reflected in the balance sheet at June 30, 1995 as follows:
  Short term asset (liability)         $    -
  Long term asset (liability)          $    -

NOTE 5 - LONG-TERM NOTES PAYABLE

  At June 30, 1995, the Company is indebted for a note payable to a commercial bank. The terms of the note are as follows:

          Outstanding Principal balance       $   535,823
          Interest rate                     Prime plus 2%
          Repayment                Interest due quarterly
          Maturity date                     April 1, 1998
          Interest payable                    $      0.00

  The note is guaranteed by a shareholder (but not an officer) of the Company.

NOTE 6 - SHORT-TERM NOTES PAYABLE - RELATED PARTY

  At June 30, 1995, the Company is indebted for the following short-term notes payable:
          Outstanding Principal balance       $    50,000
          Interest rate                         8% simple
          Repayment                                Demand
          Maturity date                            Demand
          Interest payable                    $    15,333

  The note is with a shareholder (and an officer) of the Company.
          Outstanding Principal balance       $    61,184
          Interest rate                    None specified
          Repayment                                Demand
          Maturity date                            Demand
          Interest payable                    $      0.00

  The Note is with a shareholder (but not an officer) of the Company

                               SENSAR CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 7 - CAPITAL STOCK

  Common Stock - The Company issued during the year ended June 30, 1995, 266,667 shares of common stock in various private placements at a prices of $2.25 per share.

  Preferred Stock - The Company has authorized 5,000,000 shares of preferred stock, $.002 par value, with such rights, preferences and designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at June 30, 1995.

NOTE 8 - OPERATING LEASES

  The Company leases office space under operating leases expiring in various years through 1998.

  Future minimum rental payments under the various operating leases are as follows:
     Year Ending June 30:       Minimum Rental Payments
         1996                            $ 86,012
         1997                              73,492
         1998                              42,192
         1999                                   -
         2000                                   -

                                         $201,696

  Rental expense on the operating lease for the year ended June 30, 1995 was $27,074.

NOTE 9 - RELATED PARTY TRANSACTIONS

  From time to time the Company has entered into agreements to borrow money from shareholders. As of June 30, 1995 the Company had two separate short-term loans with shareholders [See Note 6]. Another shareholder has guaranteed the long-term debt of the Company with a commercial bank.

  Sales Agreement - As of June 30, 1995, the Company had a related party payable of $50,750 associated with reimbursement for interest paid by the shareholder (the guarantor) to the commercial bank [See Note 5].

NOTE 10 - LEGAL MATTERS

  The Company is from time to time involved in litigation as a normal part of its ongoing operations. At June 30, 1995, there was no litigation which in management's estimate would have any material impact on the financial condition of the Company.

                               SENSAR CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

NOTE 11 - GOING CONCERN
  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has incurred significant losses and has liabilities in excess of assets (negative working capital and stockholders deficit). These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management has successfully negotiated a merger with Larson-Davis Incorporated and is proposing to raise additional capital as needed through loans and/or through sales of common stock by its parent. There is no assurance the Company will be successful in raising this additional capital.

  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of these uncertainties.

NOTE 12 - SUBSEQUENT EVENT

  On October 27, 1995, the Company entered into and concluded an agreement to sell 100% of its outstanding and issued stock to Larson-Davis Incorporated, a public Nevada corporation.

  During November 1995, the Company entered into a multi-year marketing agreement with SAES Getters S.P.A. of Italy wherein SAES will market the Company's spectrometers to the semiconductor industry.

                               LARSON-DAVIS, INC.
                             AND SENSAR CORPORATION


                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  [Unaudited]


The following unaudited proforma condensed combined balance sheets aggregates the balance sheets of Larson-Davis, Inc. (a Nevada corporation) ("LDI") as of September 30, 1995 and June 30, 1995 and the balance sheets of Sensar Corporation ("SENSAR") as of October 27, 1995 and June 30, 1995 using the purchase method of accounting for the acquisition of SENSAR by LDI based on the assumptions described in the following notes, giving effect to the purchase, as if the purchase had occurred as of the end of the periods.

The following unaudited proforma condensed combined statements of operations combine the results of operations of LDI for the three months ending September 30, 1995 and for the year ending June 30, 1995 and the results of operations of SENSAR for the period ending October 27, 1995 and for the year ending June 30, 1995 as if the purchase had occurred as of the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of LDI and SENSAR. These proforma condensed combined financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the dates indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future had the acquisition occurred on the dates indicated above.

                                                         LARSON-DAVIS, INC.
                                                       AND SENSAR CORPORATION

                                             PROFORMA CONDENSED COMBINED BALANCE SHEET

                                                               ASSETS

                                                            [Unaudited]

                                                      As of September 30, 1995
                                            Larson-Davis,           Sensar          Proforma
                                                Inc.             Corporation        Increase         Proforma
                                           Sept. 30, 1995       Oct. 27, 1995      (Decrease)        Combined
CURRENT ASSETS:
   Cash and cash equivalents               $        172,251     $           -   [b]$(172,251)         $        -
   Trade accounts receivable, net                 2,137,614             8,000   [b]   (8,000)          2,137,614
   Inventories                                    2,528,657           241,678                 -        2,770,335
   Other current assets                             120,849             8,826                 -          129,675
   Cost and estimated earnings in
      excess of related billings                     98,750                 -                 -           98,750
        Total Current Assets                      5,058,121           258,504          (180,251)       5,136,374

PROPERTY, PLANT, AND
  EQUIPMENT,  NET                                 1,339,887            96,993                 -        1,436,880

ASSETS UNDER CAPITAL LEASE
  OBLIGATIONS, NET                                  272,232                 -                 -           272,23
NET ASSETS OF DISCONTINUED
  OPERATIONS                                      3,170,831                 -                 -        3,170,831

INVESTMENT IN SUBSIDIARY                                  -                 -   [a]   1,590,629                -
                                                                                [b]     280,000
                                                                                [c]  (1,870,629)

PRODUCT TECHNOLOGY AND
   LICENSE COSTS, NET                             2,041,967            96,840   [c]   2,516,596        4,655,403

GOODWILL         124,493                                  -                     -       124,493
                                              $  12,007,531    $      452,337    $    2,336,345       $4,796,213





See Footnote three for explanation of proforma adjustments.

The accompanying notes are an integral part of these financial statements.

                                                         LARSON-DAVIS, INC.
                                                       AND SENSAR CORPORATION

                                             PROFORMA CONDENSED COMBINED BALANCE SHEET

                                                LIABILITIES AND SHAREHOLDERS EQUITY

                                                            [Unaudited]

                                                      As of September 30, 1995


                                            Larson-Davis,            Sensar          Proforma
                                                 Inc.             Corporation        Increase          Proforma
                                            Sept. 30, 1995       Oct. 27, 1995      (Decrease)         Combined
                                                                                                   < c>
CURRENT LIABILITIES:
   Bank Overdraft                             $            -      $     64,464      [b]$ 150,499    $     214,963
   Short-term notes payable                        1,593,867           111,184                 -        1,705,051
   Accounts payable                                  543,061           316,276                 -          859,337
   Accounts payable - related party                        -            50,750      [b]  (50,750)               -
   Accrued liabilities                               437,761            19,807                 -          457,568
   Current maturities of long-term debt              206,409                 -                 -          206,409
   Current maturities of capital
     lease obligations                               133,719                 -                 -          133,719
        Total Current Liabilities                  2,914,817           562,481            99,749        3,577,047

LONG -TERM DEBT, less current
  maturities                                       1,145,271           535,823                 -        1,681,094
CAPITAL LEASE OBLIGATIONS,
  less current maturities                            217,753                 -                 -          217,753
        Total Liabilities                          4,277,841         1,098,304            99,749        5,475,894
STOCKHOLDERS' EQUITY:
   Preferred stock                                       200                 -                 -              200
   Common stock                                        7,097           130,893      [a]      618            7,715
                                                                                    [c] (130,893)
   Additional paid-in capital                      8,597,241         4,376,899      [a]1,590,011       10,187,252
                                                                                    [c](4,376,899)
   Retained earnings (deficit)                      (873,665)       (5,153,759)     [c]5,153,759         (873,665)

Foreign currency translation
  adjustment                                          (1,183)                -                 -           (1,183)
        Total Stockholders' Equity                 7,729,690          (645,967)        2,236,596        9,320,319
                                                $ 12,007,531    $      452,337    $    2,336,345      $14,796,213

See Footnote three for explanation of proforma adjustments.

The accompanying notes are an integral part of these financial statements.

                                                         LARSON-DAVIS, INC.
                                                       AND SENSAR CORPORATION

                                        PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                            [Unaudited]

                                                    For the Three Months Ending
                                                         September 30, 1995
                                            Larson-Davis,            Sensar          Proforma
                                                 Inc.             Corporation        Increase          Proforma
                                            Sept. 30, 1995       Oct. 27, 1995      (Decrease)         Combined
NET SALES                                   $      1,892,248        $  298,075      $          -     $  2,190,323
COST AND OPERATING EXPENSES:
   Costs of sales and operating expenses             685,342           233,264                 -          918,606
   Research and development                          402,370            80,874                 -          483,244
   Selling, general and administrative               565,161            85,627                 -          650,788
        Total costs and operating
          expenses                                 1,652,873           399,765                 -        2,052,638
INCOME (LOSS) FROM OPERATIONS                        239,375          (101,690)                -          137,685
OTHER INCOME (EXPENSE)                              (100,678)          (13,229)                -         (113,907)
INCOME (LOSS) FROM OPERATIONS                        138,697          (114,919)                -           23,778

CURRENT TAX EXPENSE                                        -                 -                 -                -
DEFERRED TAX EXPENSE                                       -                 -                 -                -
NET INCOME (LOSS)                           $        138,697        $ (114,919)     $          -      $    23,778
NET INCOME PER COMMON SHARE                                                                           $      . 00



See Footnote three for explanation of proforma adjustments.

The accompanying notes are an integral part of these financial statements.

                               LARSON-DAVIS, INC.
                             AND SENSAR CORPORATION

                   PROFORMA CONDENSED COMBINED BALANCE SHEET

                                     ASSETS

                                  [Unaudited]

                              As of June 30, 1995


                                            Larson-Davis,            Sensar          Proforma
                                                 Inc.             Corporation        Increase          Proforma
                                            June 30, 1995        June 30, 1995      (Decrease)         Combined
CURRENT ASSETS:
   Cash and cash equivalents                   $      83,334     $       1,234   [b]  $  (84,568)   $           -
   Trade accounts receivable, net                  2,130,835            22,351                 -        2,153,186
   Inventories                                     2,152,768           372,525                 -        2,525,293
   Other current assets                              135,348            19,048
   [b]  (8,000)  146,396
   Cost and estimated earnings in
      excess of related billings                     200,318                 -                 -          200,318
        Total Current Assets                       4,702,603           415,158           (92,568)       5,025,193

PROPERTY, PLANT, AND
  EQUIPMENT,  NET                                  1,337,574           111,815                 -        1,449,389

ASSETS UNDER CAPITAL LEASE
  OBLIGATIONS, NET                                   303,522                 -                 -          303,522
NET ASSETS OF DISCONTINUED
  OPERATIONS                                       3,135,776                 -                 -        3,135,776

INVESTMENT IN SUBSIDIARY                                   -                 -
    [a] 1,590,629                                          -
                                                           -                 -
    [b] 280,000  -
                                                           -                 -
    [c] (1,870,629)                                        -

PRODUCT TECHNOLOGY AND
   LICENSE COSTS, NET                              1,975,699           104,300
   [c]  2,501,425                                  4,581,424

GOODWILL         124,493                                   -                 -           124,493
                                               $  11,579,667     $     631,273
    $2,408,857   $14,619,797






See Footnote three for explanation of proforma adjustments.

The accompanying notes are an integral part of these financial statements.

                               LARSON-DAVIS, INC.
                             AND SENSAR CORPORATION

                   PROFORMA CONDENSED COMBINED BALANCE SHEET

                      LIABILITIES AND SHAREHOLDERS EQUITY

                                  [Unaudited]

                              As of June 30, 1995


                                            Larson-Davis,            Sensar          Proforma
                                                 Inc.             Corporation        Increase          Proforma
                                            June 30, 1995        June 30, 1995      (Decrease)         Combined
CURRENT LIABILITIES:
   Bank Overdraft                              $      40,039      $          -      [b] $238,182     $    278,221
   Short-term notes payable                        2,219,187           111,184                 -        2,330,371
   Accounts payable                                  886,489           446,630                 -        1,333,119
   Accounts payable related party                          -            50,750      [b]  (50,750)               -
   Accrued liabilities                               469,003           117,682                 -          586,685
   Current maturities of long-term debt              206,409                 -                 -          206,409
   Current maturities of capital
     lease obligations                               133,719                 -                 -          133,719
Total Current Liabilities                          3,954,846           726,246           187,432        4,868,524

LONG -TERM DEBT, less current
  maturities                                         958,251           535,823                 -        1,494,074
CAPITAL LEASE OBLIGATIONS,
  less current maturities                            255,080                 -                 -          255,080
        Total Liabilities                          5,168,177         1,262,069           187,432        6,617,678
STOCKHOLDERS' EQUITY:
   Preferred stock                                       200                 -                 -              200
   Common stock                                        6,559           125,193     [c]   125,193)           7,177
                                                                                   [a]       618
   Additional paid-in capital                      7,406,114         4,296,362    [a]  1,590,011        8,996,125
                                                                                   [c](4,296,362)
   Retained earnings (deficit)                      (997,362)       (5,052,351)    [c]  ,052,351         (997,362)
Foreign currency translation
  adjustment                                          (4,021)                -                 -           (4,021)
        Total Stockholders' Equity                 6,411,490          (630,796)        2,221,425        8,002,119
                                                $ 11,579,667       $   631,273
    $   2,408,857                                $14,619,797

See Footnote three for explanation of proforma adjustments.

The accompanying notes are an integral part of these financial statements.

                               LARSON-DAVIS, INC.
                             AND SENSAR CORPORATION

              PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                              For the Year Ending
                                 June 30, 1995


                                            Larson-Davis,            Sensar          Proforma
                                                 Inc.             Corporation        Increase          Proforma
                                            June 30, 1995        June 30, 1995      (Decrease)         Combined
NET SALES                                    $     6,515,830      $    849,013      $          -     $  7,364,843
COST AND OPERATING EXPENSES:
   Costs of sales and operating expenses           2,598,586           822,052                 -        3,420,638
   Research and development                          708,679           547,620                 -        1,256,299
   Selling, general and administrative             2,449,765           371,903                 -        2,821,668
        Total costs and operating
          expenses                                 5,757,030         1,741,575                 -        7,498,605
INCOME (LOSS) FROM CONTINUING
  OPERATIONS                                         758,800          (892,562)                -         (133,762)
OTHER INCOME (EXPENSE)                              (300,289)          (80,912)                -         (381,201)
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE DISCONTINUED
  OPERATIONS                                         458,511          (973,474)                -         (514,963)

INCOME (LOSS) FROM OPERATIONS
   OF DISCONTINUED AIRPORT
   INSTALLATIONS DIVISION                           (770,128)                -                           (770,128)
NET INCOME (LOSS)                             $     (311,617)      $  (973,474)     $          -     $ (1,285,091)
NET (LOSS ) PER COMMON SHARE:
    Loss from continuing operations                                                                  $       (.08)
    Loss from discontinued operations of
     airports installation division                                                                          (.11)
 NET (LOSS) PER COMMON SHARE                                                                         $       (.19)



          See Footnote three for explanation of proforma adjustments.

The accompanying notes are an integral part of these financial statements.

                               LARSON-DAVIS, INC.
                             AND SENSAR CORPORATION

           NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  [Unaudited]

NOTE 1- LARSON-DAVIS, INC.

     Larson-Davis, Inc. ["LDI"], a Nevada corporation, is the parent company of Larson-Davis Laboratories. As of September 30, 1995, Larson-Davis Laboratories represents all material operating activities of Larson-Davis, Inc.

     Larson-Davis Laboratories is engaged in the development, design and manufacturing of precision instrumentation and related software for application in the environmental sciences industries.

NOTE 2 - SENSAR CORPORATION

     Sensar Corporation ["SENSAR"], a privately-held Utah corporation, is engaged in the development and manufacturing of time-of-flight mass spectrometers, which are used to detect impurities in gas vapors. Sensar is also involved in other technologies for the separation and identification of the chemical components of liquids, gases and solids.

NOTE 3 - BUSINESS ACQUISITIONS / PROFORMA ADJUSTMENTS

     On October 27, 1995 LDI completed the acquisition of all of the outstanding common stock of Sensar Corporation through the issuance of 617,720 shares of LDI common stock valued at $2.575 per share; the transfer of $272,000 to Sensar and the offset of a $8,000 receivable; the assumption of a guaranty on a line of credit made by a Sensar shareholder; and the payment of a $50,750 payable to a party related to Sensar.

     The proforma adjustments on the attached financial statements include the following:

     [a] To record 617,720 shares of LDI stock issued to acquire all of the outstanding common shares of Sensar Corporation.

     [b] To record $272,000 paid by LDI to Sensar Corporation and the offset of an $8,000 receivable so that Sensar Corporation could re-acquire 1,400,000 share of Sensar's common stock.

     [c] To eliminate the common stock, additional paid in capital and accumulated deficit of Sensar Corporation and the investment in subsidiary in consolidation and to write-up the carrying value of other assets based on the purchase method of accounting for business combinations.

NOTE 4 - PROFORMA INCOME (LOSS) PER SHARE

     The income (loss) per share is computed based on the weighted average number of LDI shares issued and outstanding at the end of each period presented.

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the inclusion of our report dated November 28, 1995, concerning the financial statements of Sensar Corporation as of June 30, 1995, in the current report of Larson-Davis Incorporated on Form 8-K/A dated October 27, 1995, and the incorporation of such report into the registration statements on Form S-8 filed on behalf of Larson-Davis Incorporated.
/s/ Peterson, Siler & Stevenson, P.C.


PETERSON, SILER & STEVENSON, P.C.

Salt Lake City, Utah
January 9, 1996